Commitments And Contingent Liabilities (Tables)	12 Months Ended
Nov. 30, 2014
Commitments and Contingencies Disclosure [Abstract]
Schedule Of Operating Leases
The Company has entered into agreements to lease certain office facilities and equipment under operating leases. Future minimum payments under the non-cancellable leases in effect at November 30, 2014 were as follows:

(In thousands)	Lease Payments
2015	$34,358
2016	28,524
2017	23,695
2018	19,885
2019	13,994
Thereafter	16,658